Exhibit 10.3
EXECUTION VERSION
ONE ENERGY ENTERPRISES INC.
2023 STOCK INCENTIVE PLAN
1.    Establishment, Purpose and Types of Awards
One Energy Enterprises Inc., a Delaware corporation (the “Company”), hereby establishes the One Energy Enterprises Inc. 2023 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company through their future services, and (ii) enabling the Company to attract, retain, and reward the best-available persons.
The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonstatutory stock options), stock appreciation rights, or restricted stock awards, or any combination of the foregoing.
2.    Definitions
Under this Plan, except where the context otherwise indicates, the following definitions apply:
(a)    “Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan as provided in Section 3 hereof.
(b)    “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean (i) ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity or (ii) the power to direct the management and policies of the entity, by contract or otherwise.
(c)    “Award” means any stock option, stock appreciation right, or other stock award.
(d)    “Board” means the Board of Directors of the Company.
(e)    “Cause” has the meaning ascribed to such term or words of similar import in the relevant individual’s written restricted stock agreement or employment or service contract with the Company as in effect at the time at issue and, in the absence of such agreement or definition, means the: (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company or any affiliate, customer, or vendor; (iii) willful misconduct or willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) which in any case causes material harm to the Company’s business or reputation; (iv) breach of fiduciary duty which involves personal profit; (v) illegal use or distribution of drugs; (vi) violation of any Company rule, regulation, procedure, or policy which in any case causes material harm to the Company’s business or reputation; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation, or other similar agreement executed by an individual for the benefit of the Company, which in any case causes material harm to the Company’s business or reputation, all as determined by the Administrator, which determination will be conclusive.
(f)    “Change in Control” means: (i) the acquisition (other than from the Company) in one or more transactions by any Person, as defined in this Section 2(f), of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of more than 50% of (A) the then outstanding shares of the securities of the Company or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Company Voting Stock”); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Company; or (iii) the effective time of any merger, share exchange, consolidation, or other business combination involving the Company (the “Effective Time”) if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Stock; provided, however, that a Change in Control shall not include any transaction primarily for equity financing purposes or a public offering of capital stock of the Company. For purposes of this Section 2(f), a “Person” means any individual, entity, or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than: employee benefit plans sponsored or maintained by the Company and by entities controlled by the Company or an underwriter of the Common Stock in a registered public offering. The Plan Administrator shall determine if and when a Change in Control has occurred. Such determination will be made in a strictly ministerial manner and shall not involve any discretionary authority.
(g)    “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.
(h)    “Common Stock” means shares of the Class A common stock of the Company, par value of $0.0001 per share.
(i)    “Effective Date” means the date the Plan is adopted by the Board.
(j)    “Fair Market Value” means, with respect to a share of the Company’s Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith. If the Common Stock is not readily tradable on an established securities exchange, “Fair Market Value” is intended to be determined by a reasonable application of a reasonable valuation method. However, if the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and listed for trading on a national exchange or market, “Fair Market Value” means, as applicable, (i) the closing price quoted on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market, or the Nasdaq Global Market; (ii) the last sale price on the relevant date quoted on the Nasdaq Capital Market; (iii) the average of the high bid and low asked prices on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator’s discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date but the shares are so listed, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock did occur. For all purposes under this Plan, the term “relevant date” as used in this Section 2(j) means either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Stock occurs, as determined in the Administrator’s discretion.
(k)    “Grant Agreement” means a written document, including an electronic writing acceptable to the Administrator, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.
3.    Administration
(a)    Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time. To the extent allowed by applicable state law, the Board by resolution may authorize an officer or officers to grant Awards (other than stock Awards) to any person eligible to participate in the Plan, and, to the extent of such authorization, such officer or officers shall be the Administrator.
(b)    Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.
The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which, Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions, and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend, or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided, however, that, except as provided in Section 6 or 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company; (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid with respect to a performance period; and (viii) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer, or terminate sub-plans, and prescribe, amend, and rescind rules and regulations relating to such sub-plans.
The Administrator shall have full power and authority, in its sole and absolute discretion, to administer, construe, and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, to establish, amend, rescind, and interpret such rules, regulations, agreements, guidelines, and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, and to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Administrator shall deem it desirable to carry it into effect.
(c)    Non-Uniform Determinations. The Administrator’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount, and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.
(d)    Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.
(e)    Indemnification. To the maximum extent permitted by law and by the Company’s charter and bylaws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

(f)    Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan, and any other employee, consultant, or director of the Company, and their respective successors in interest.
4.    Shares Available for the Plan
Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 64,700 shares of Common Stock, all or any portion of which may be issued in connection with Awards of incentive stock options intended to qualify under Code Section 422. The Company shall reserve such number of shares for Awards under the Plan as provided for above, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable, or is forfeited or otherwise terminated, surrendered, or canceled as to any shares without payment, or if any shares of Common Stock are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award therefor), the shares subject to such Award and the surrendered shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.
5.    Participation
Participation in the Plan shall be open to all employees, officers, and directors of, and other individuals (including consultants and advisors) providing bona fide services to or for, the Company, or to any Affiliate of the Company, as may be selected by the Administrator from time to time.
6.    Awards
The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the issuance of, exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.
(a)    Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonstatutory stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company and any other individuals who are eligible to receive incentive stock options under the provisions of Code section 422. All options must have an exercise price at least equal to Fair Market Value as of the date of grant. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.
(b)    Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SAR”). A SAR entitles the grantee to receive,

subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. The base price per share specified in the Grant Agreement shall not be less than the Fair Market Value on the grant date. No SAR shall have a term longer than 10 years duration. Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment, and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.
(c)    Restricted Stock Awards. The Administrator may from time to time grant restricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.
7.    Miscellaneous
(a)    Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.
(b)    Loans. To the extent otherwise permitted by law, the Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.
(c)    Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.
(d)    Adjustments for Corporate Transactions and Other Events.
(i)Stock Dividend, Stock Split, and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event unless the Board determines, at the time it approves such stock dividend, stock split or reverse stock split, that no such adjustment shall be made. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split, or reverse stock split.
(ii)Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 7(d)(i), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Administrator, in its discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including, but not limited to, modifying the number, kind, and price of securities subject to Awards.
(iii)Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, the Administrator, in its sole discretion, may take any or all of the following actions to be effective as of the date of the Change in Control (or as of some other date prior to the Change in Control, but contingent upon the consummation of the Change in Control):
(A)    accelerate (in part or in whole) the vesting and/or exercisability of such option or other Award;
(B)    unilaterally cancel such option in exchange for: (1) whole and/or fractional shares of Common Stock (or for whole shares and cash in lieu of any fractional share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the shares of Common Stock that could be purchased subject to such option determined as of the Effective Time (not taking into account vesting and/or exercisability) over the aggregate exercise price for such shares of Common Stock; or (2) cash or other property equal in value to the excess of the Fair Market Value of the shares of Common Stock that could be purchased subject to such option determined as of the Effective Time (not taking into account vesting and/or exercisability) over the aggregate exercise price for such shares of Common Stock;
(C)    unilaterally cancel such option after providing the holder of such option with (y) an opportunity to exercise such option within a specified period prior to the Effective Time and (z) notice of such opportunity to exercise prior to the commencement of such specified period;
(D)    unilaterally cancel such option and notify the holder of such option of such action, but only if the Fair Market Value of the shares of Common Stock that could be purchased subject to such option determined as of the Effective Time (not taking into account vesting and/or exercisability) does not exceed the aggregate exercise price for such shares; and/or
(E)    unilaterally cancel any such option which has not vested and/or which has not become exercisable as of the Effective Time.

(iv)Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
(e)    Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants, or directors of entities who become or are about to become employees, officers, consultants, or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.
(f)    Other Agreements. As a condition precedent to the grant of any Award under the Plan, the exercise pursuant to such an Award, or to the delivery of certificates for shares issued pursuant to any Award, the Administrator may require the grantee or the grantee’s successor or permitted transferee, as the case may be, to become a party to a stock restriction agreement, shareholders’ agreement, voting agreement, right of first refusal and co-sale agreement, or other agreements regarding the Common Stock of the Company in such form(s) as the Administrator may determine from time to time.
(g)    Termination, Amendment and Modification of the Plan. The Board may terminate, amend, or modify the Plan or any portion thereof at any time. Except as otherwise determined by the Board, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(h)    Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.
(i)    Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal, state, or foreign securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal, state, or foreign laws. The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of federal, state, or foreign securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable federal, state, or foreign securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common

Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state or foreign securities laws.
(j)    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
(k)    Governing Law. The validity, construction, and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles.
(l)    Code Section 409A. The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated, and administered in a manner consistent with such intentions; provided, however, that the Plan Administrator makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A or any similar state statute or regulation and makes no undertaking to preclude Section 409A or any similar state statute or regulation from applying to Awards granted under the Plan. Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A. In no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by participants or any other person on account of non-compliance with Code Section 409A or any similar state statute or regulation.
(m)    Prior Plans. This Plan is the only plan or agreement of the Company with respect to the subject matter hereof and supersedes and replaces all prior plans, agreements, and undertakings, both written and oral, with respect to such subject matter.
(n)    Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the Effective Date of the Plan, or if earlier, the tenth anniversary of the date this Plan is approved by the stockholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Grant No.:_____
ONE ENERGY ENTERPRISES INC.
NONSTATUTORY STOCK OPTION NOTICE
This Notice evidences the award of nonstatutory stock options (each, an “Option” or collectively, the “Options”) that have been granted to you, [Name of Optionee], subject to and conditioned upon your agreement to the terms of the attached Nonstatutory Stock Option Agreement (the “Agreement”). The Options entitle you to purchase shares of Common Stock, par value $0.0001 per share (“Common Stock”), of One Energy Enterprises Inc., a Delaware corporation (the “Company”), under the One Energy Enterprises Inc. 2023 Stock Incentive Plan (the “Plan”). The number of shares you may purchase and the exercise price at which you may purchase them are specified below. This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein.
Grant Date:    [GRANT DATE]
Vesting Date:    [VESTING DATE]
Number of Shares: [NUMBER]
Exercise Price: [$_____] per share
Expiration Date: The Options expire at 5:00 p.m. Eastern Time on the last business day coincident with or prior to the 10th anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.
Exercisability Schedule: Subject to the terms and conditions described in the Agreement, 100% of the Options shall become exercisable upon the earliest to occur of the following:
(a)    the three (3) year anniversary of the Vesting Date;
(b)    immediately prior to a public offering of capital stock of the Company approved by the Board of Directors of the Company (the “Board”);
(c)    immediately prior to a Board-approved acquisition, merger or other business combination involving a special purpose acquisition company that results in the Company or its successor being listed on a United States national securities exchange; or
(d)    a Change in Control (as defined in the Plan).

One Energy Enterprises Inc.

By:
Date:
I acknowledge that I have carefully read the attached Agreement and the Plan and agree to be bound by all of the provisions set forth in these documents.

Enclosures:	Nonstatutory Stock Option Agreement One Energy Enterprises Inc. 2023 Stock Incentive Plan Exercise Form	OPTIONEE

Date:

NONSTATUTORY STOCK OPTION AGREEMENT
UNDER THE
ONE ENERGY ENTERPRISES INC. 2023 STOCK INCENTIVE PLAN
1.    Terminology. Capitalized terms used in this Agreement are defined in the correlating Stock Option Notice and/or the Glossary at the end of the Agreement. Capitalized terms used in this Agreement and not otherwise defined shall have the definitions attributed to them in the Plan.
2.    Exercise of Options.
(a)    Exercisability. The Options will become exercisable in accordance with the Exercisability Schedule set forth in the Stock Option Notice, so long as you are in the Service of the Company from the Grant Date through the applicable exercisability dates. None of the Options will become exercisable after your Service with the Company ceases, unless the Stock Option Notice provides otherwise with respect to exercisability that arises as a result of your cessation of Service.
(b)    Right to Exercise. You may exercise the Options, to the extent exercisable, at any time on or before 5:00 p.m. Eastern Time on the Expiration Date or the earlier termination of the Options, unless otherwise provided under applicable law. Section 3 below describes certain limitations on exercise of the Options that apply in the event of your death, Total and Permanent Disability, or termination of Service. The Options may be exercised only in multiples of whole Shares and may not be exercised at any one time as to fewer than one hundred (100) Shares (or such lesser number of Shares as to which the Options are then exercisable) unless otherwise agreed to by the Administrator. No fractional Shares will be issued under the Options.
(c)    Exercise Procedure. In order to exercise the Options, you must provide the following items to the Secretary of the Company or his or her delegate before the expiration or termination of the Options:
(i)notice, in such manner and form as the Administrator may require from time to time, specifying the number of Shares to be purchased under the Options;
(ii)full payment of the Exercise Price for the Shares or properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 2(d) of this Agreement; and
(iii)an executed copy of any other agreements requested by the Administrator pursuant to Section 2(e) of this Agreement.
An exercise will not be effective until the Secretary of the Company or his or her delegate receives all of the foregoing items, and such exercise otherwise is permitted under and complies with all applicable federal, state, and foreign securities laws.

(d)    Method of Payment. You may pay the Exercise Price by:
(i)delivery of cash, certified or cashier’s check drawn on a U.S. bank, money order, or other cash equivalent acceptable to the Administrator in its discretion;
(ii)a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm approved by the Administrator;
(iii)subject to such limits as the Administrator may impose from time to time, tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price, provided that tender of such shares will not result in the Company having to record a charge to earnings under United States generally accepted accounting principles then applicable to the Company;
(iv)any other method approved by the Administrator; or
(v)any combination of the foregoing.
(e)    Agreement to Execute Other Agreements. You agree to execute, as a condition precedent to the exercise of the Options and at any time thereafter, any and all agreements as may be requested by the Administrator, including, without limitation, a stock restriction agreement, shareholders’ agreement, voting agreement, and right of first refusal and co-sale agreement.
(f)    Issuance of Shares upon Exercise. As soon as practicable after exercise of the Options, the Company will deliver a share certificate to you, or deliver Shares electronically or in certificate form to your designated broker on your behalf, for the Shares issued upon exercise. Any share certificates delivered will, unless the Shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such Shares and referencing any applicable agreement described in Section 2(e).
3.    Termination of Service.
(a)    Termination of Unexercisable Options. If your Service with the Company ceases for any reason, the Options that are then unexercisable, after giving effect to the exercise acceleration provisions set forth on the Stock Option Notice, if any, will terminate immediately upon such cessation.
(b)    Exercise Period Following Termination of Service. If your Service with the Company ceases for any reason other than discharge for Cause, the Options that are then exercisable, after giving effect to the exercise acceleration provisions set forth on the Stock Option Notice, if any, will terminate upon the earliest of:
(i)    the expiration of ninety (90) days following such cessation, if your Service ceases on account of (1) your termination by the Company other than a discharge for Cause, or (2) your voluntary termination other than for Total and Permanent Disability or death;
(ii)    the expiration of twelve (12) months following such cessation, if your Service ceases on account of your Total and Permanent Disability or death;

(iii)    the expiration of twelve (12) months following your death, if your death occurs during the periods described in clauses (i) or (ii) of this Section 3(b), as applicable; or
(iv)    the Expiration Date.
In the event of your death, the exercisable Options may be exercised by your executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution.
(c)    Misconduct. The Options will terminate in their entirety, regardless of whether the Options are then exercisable, immediately upon your discharge from Service for Cause, or upon your commission of any of the following acts during the exercise period following your termination of Service: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) your breach of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by you for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.
(d)    Change in Status. In the event that your Service is with a business, trade or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3 upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.
4.    Market Stand-Off Agreement. You agree that following the effective date of a registration statement of the Company filed under the Securities Act of 1933, you, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven days prior to and the 180 days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, you agree to execute any further letters, agreements and/or other documents requested by the Company or its underwriters that are consistent with the terms of this Section 4. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.
5.    Nontransferability of Options. These Options are nontransferable otherwise than by will or the laws of descent and distribution and during your lifetime, the Options may be exercised only by you or, during the period you are under a legal disability, by your guardian or legal representative. Except as provided above, the Options may not be assigned, transferred, pledged, hypothecated, or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process.
6.    Nonqualified Nature of the Options. The Options are not intended to qualify as incentive stock options within the meaning of Code section 422, and this Agreement shall be so construed. You hereby acknowledge that, upon exercise of the Options, you will recognize compensation income in an amount equal to the excess of the then Fair Market Value of the

Shares over the Exercise Price and must comply with the provisions of Section 7 of this Agreement with respect to any tax withholding obligations that arise as a result of such exercise.
7.    Withholding of Taxes. At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due to you and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Options, except as otherwise mutually agreed by the Company and the Optionee. The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Shares.
The Administrator may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value equal to the amount necessary to satisfy the statutory minimum withholding amount due.
8.    Adjustments. The Administrator may make various adjustments to your Options, including adjustments to the number and type of securities subject to the Options and the Exercise Price, in accordance with the terms of the Plan. In the event of any transaction resulting in a Change in Control of the Company, (i) such Options may be terminated, and in such case you will be permitted, immediately before the Change in Control, to exercise or convert all such Options or you will receive Fair Market Value for any such Options as provided in the Plan or (ii) provision may be made in connection with the transaction for the continuation or assumption of such Options by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof.
9.    Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement will alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between you and the Company, or as a contractual right for you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without Cause or notice and whether or not such discharge results in the failure of any of the Options to become exercisable or any other adverse effect on your interests under the Plan.
10.    No Rights as a Stockholder. You shall not have any of the rights of a stockholder with respect to the Shares until such Shares have been issued to you upon the due exercise of the Options. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such Shares are issued.
11.    The Company’s Rights. The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, or preferred or other stocks with preference ahead of or convertible into, or otherwise affecting, the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
12.    Entire Agreement. This Agreement, together with the correlating Stock Option Notice and the Plan, contain the entire agreement between you and the Company with respect to the Option. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options shall be void and ineffective for all purposes.
13.    Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by you and the Company.
14.    Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to you with this Agreement.
15.    Section 409A Compliance. Notwithstanding any provision in the Plan or this Agreement to the contrary, the Administrator may, at any time and without your consent, modify the terms of the Option as it determines appropriate to avoid the imposition of interest or penalties under Section 409A of the Code; provided, that the Plan Administrator makes no representations that the Option shall be exempt from or comply with Section 409A of the Code or any similar state statute or regulation and makes no undertaking to preclude Section 409A of the Code or any similar state statute or regulation from applying to the Option.
{Glossary begins on next page.}

GLOSSARY
(a)    “Affiliate” shall have the meaning given to such term in the Plan.
(b)    “Cause” shall have the meaning given to such term in the Plan.
(c)    “Company” means One Energy Enterprises Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only One Energy Enterprises Inc.
(d)    “Service” means your employment or other service relationship with the Company.
(e)    “Shares” mean the shares of Common Stock underlying the Options.
(f)    “Stock Option Notice” means the written notice evidencing the award of the Options that correlates with and makes up a part of this Agreement.
(g)    “Total and Permanent Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator may require such proof of Total and Permanent Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether you are totally and permanently disabled will be final and binding on all parties concerned.
(h)    “You” or “Your” means the recipient of the award of Options as reflected on the Stock Option Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative, or beneficiary to whom the Options may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

Grant No.:_____
ONE ENERGY ENTERPRISES INC.
NONSTATUTORY STOCK OPTION NOTICE
This Notice evidences the award of nonstatutory stock options (each, an “Option” or collectively, the “Options”) that have been granted to you, [Name of Optionee], subject to and conditioned upon your agreement to the terms of the attached Nonstatutory Stock Option Agreement (the “Agreement”). The Options entitle you to purchase shares of Common Stock, par value $0.0001 per share (“Common Stock”), of One Energy Enterprises Inc., a Delaware corporation (the “Company”), under the One Energy Enterprises Inc. 2023 Stock Incentive Plan (the “Plan”). The number of shares you may purchase and the exercise price at which you may purchase them are specified below. This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein.
Grant Date:    [GRANT DATE]
Number of Shares: [NUMBER]
Exercise Price: [$_____] per share
Expiration Date: The Options expire at 5:00 p.m. Eastern Time on the last business day coincident with or prior to the 10th anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.
Exercisability Schedule: Subject to the terms and conditions described in the Agreement, 100% of the Options shall be exercisable as of the Grant Date.

One Energy Enterprises Inc.

By:
Date:
I acknowledge that I have carefully read the attached Agreement and the Plan and agree to be bound by all of the provisions set forth in these documents.

Enclosures:	Nonstatutory Stock Option Agreement One Energy Enterprises Inc. 2023 Stock Incentive Plan Exercise Form	OPTIONEE

Date:

NONSTATUTORY STOCK OPTION AGREEMENT
UNDER THE
ONE ENERGY ENTERPRISES INC. 2023 STOCK INCENTIVE PLAN
1.    Terminology. Capitalized terms used in this Agreement are defined in the correlating Stock Option Notice and/or the Glossary at the end of the Agreement. Capitalized terms used in this Agreement and not otherwise defined shall have the definitions attributed to them in the Plan.
2.    Exercise of Options.
(a)    Exercisability. The Options will become exercisable in accordance with the Exercisability Schedule set forth in the Stock Option Notice, so long as you are in the Service of the Company from the Grant Date through the applicable exercisability dates. None of the Options will become exercisable after your Service with the Company ceases, unless the Stock Option Notice provides otherwise with respect to exercisability that arises as a result of your cessation of Service.
(b)    Right to Exercise. You may exercise the Options, to the extent exercisable, at any time on or before 5:00 p.m. Eastern Time on the Expiration Date or the earlier termination of the Options, unless otherwise provided under applicable law. Section 3 below describes certain limitations on exercise of the Options that apply in the event of your death, Total and Permanent Disability, or termination of Service. The Options may be exercised only in multiples of whole Shares and may not be exercised at any one time as to fewer than one hundred (100) Shares (or such lesser number of Shares as to which the Options are then exercisable) unless otherwise agreed to by the Administrator. No fractional Shares will be issued under the Options.
(c)    Exercise Procedure. In order to exercise the Options, you must provide the following items to the Secretary of the Company or his or her delegate before the expiration or termination of the Options:
(i)    notice, in such manner and form as the Administrator may require from time to time, specifying the number of Shares to be purchased under the Options;
(ii)    full payment of the Exercise Price for the Shares or properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 2(d) of this Agreement; and
(iii)    an executed copy of any other agreements requested by the Administrator pursuant to Section 2(e) of this Agreement.
An exercise will not be effective until the Secretary of the Company or his or her delegate receives all of the foregoing items, and such exercise otherwise is permitted under and complies with all applicable federal, state, and foreign securities laws.

(d)    Method of Payment. You may pay the Exercise Price by:
(i)    delivery of cash, certified or cashier’s check drawn on a U.S. bank, money order, or other cash equivalent acceptable to the Administrator in its discretion;
(ii)    a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm approved by the Administrator;
(iii)    subject to such limits as the Administrator may impose from time to time, tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price, provided that tender of such shares will not result in the Company having to record a charge to earnings under United States generally accepted accounting principles then applicable to the Company;
(iv)    any other method approved by the Administrator; or
(v)    any combination of the foregoing.
(e)    Agreement to Execute Other Agreements. You agree to execute, as a condition precedent to the exercise of the Options and at any time thereafter, any and all agreements as may be requested by the Administrator, including, without limitation, a stock restriction agreement, shareholders’ agreement, voting agreement, and right of first refusal and co-sale agreement.
(f)    Issuance of Shares upon Exercise. As soon as practicable after exercise of the Options, the Company will deliver a share certificate to you, or deliver Shares electronically or in certificate form to your designated broker on your behalf, for the Shares issued upon exercise. Any share certificates delivered will, unless the Shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such Shares and referencing any applicable agreement described in Section 2(e).
3.    Termination of Service.
(a)    Termination of Unexercisable Options. If your Service with the Company ceases for any reason, the Options that are then unexercisable, after giving effect to the exercise acceleration provisions set forth on the Stock Option Notice, if any, will terminate immediately upon such cessation.
(b)    Exercise Period Following Termination of Service. If your Service with the Company ceases for any reason other than discharge for Cause, the Options that are then exercisable, after giving effect to the exercise acceleration provisions set forth on the Stock Option Notice, if any, will terminate upon the earliest of:
(i)    the expiration of ninety (90) days following such cessation, if your Service ceases on account of (1) your termination by the Company other than a discharge for Cause, or (2) your voluntary termination other than for Total and Permanent Disability or death;
(ii)    the expiration of twelve (12) months following such cessation, if your Service ceases on account of your Total and Permanent Disability or death;

(iii)    the expiration of twelve (12) months following your death, if your death occurs during the periods described in clauses (i) or (ii) of this Section 3(b), as applicable; or
(iv)    the Expiration Date.
In the event of your death, the exercisable Options may be exercised by your executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution.
(c)    Misconduct. The Options will terminate in their entirety, regardless of whether the Options are then exercisable, immediately upon your discharge from Service for Cause, or upon your commission of any of the following acts during the exercise period following your termination of Service: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) your breach of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by you for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.
(d)    Change in Status. In the event that your Service is with a business, trade or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3 upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.
4.    Market Stand-Off Agreement. You agree that following the effective date of a registration statement of the Company filed under the Securities Act of 1933, you, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven days prior to and the 180 days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, you agree to execute any further letters, agreements and/or other documents requested by the Company or its underwriters that are consistent with the terms of this Section 4. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.
5.    Nontransferability of Options. These Options are nontransferable otherwise than by will or the laws of descent and distribution and during your lifetime, the Options may be exercised only by you or, during the period you are under a legal disability, by your guardian or legal representative. Except as provided above, the Options may not be assigned, transferred, pledged, hypothecated, or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process.
6.    Nonqualified Nature of the Options. The Options are not intended to qualify as incentive stock options within the meaning of Code section 422, and this Agreement shall be so construed. You hereby acknowledge that, upon exercise of the Options, you will recognize compensation income in an amount equal to the excess of the then Fair Market Value of the

Shares over the Exercise Price and must comply with the provisions of Section 7 of this Agreement with respect to any tax withholding obligations that arise as a result of such exercise.
7.    Withholding of Taxes. At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due to you and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Options, except as otherwise mutually agreed by the Company and the Optionee. The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Shares.
The Administrator may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value equal to the amount necessary to satisfy the statutory minimum withholding amount due.
8.    Adjustments. The Administrator may make various adjustments to your Options, including adjustments to the number and type of securities subject to the Options and the Exercise Price, in accordance with the terms of the Plan. In the event of any transaction resulting in a Change in Control of the Company, (i) such Options may be terminated, and in such case you will be permitted, immediately before the Change in Control, to exercise or convert all such Options or you will receive Fair Market Value for any such Options as provided in the Plan or (ii) provision may be made in connection with the transaction for the continuation or assumption of such Options by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof.
9.    Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement will alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between you and the Company, or as a contractual right for you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without Cause or notice and whether or not such discharge results in the failure of any of the Options to become exercisable or any other adverse effect on your interests under the Plan.
10.    No Rights as a Stockholder. You shall not have any of the rights of a stockholder with respect to the Shares until such Shares have been issued to you upon the due exercise of the Options. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such Shares are issued.
11.    The Company’s Rights. The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, or preferred or other stocks with preference ahead of or convertible into, or otherwise affecting, the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
12.    Entire Agreement. This Agreement, together with the correlating Stock Option Notice and the Plan, contain the entire agreement between you and the Company with respect to the Option. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options shall be void and ineffective for all purposes.
13.    Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by you and the Company.
14.    Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to you with this Agreement.
15.    Section 409A Compliance. Notwithstanding any provision in the Plan or this Agreement to the contrary, the Administrator may, at any time and without your consent, modify the terms of the Option as it determines appropriate to avoid the imposition of interest or penalties under Section 409A of the Code; provided, that the Plan Administrator makes no representations that the Option shall be exempt from or comply with Section 409A of the Code or any similar state statute or regulation and makes no undertaking to preclude Section 409A of the Code or any similar state statute or regulation from applying to the Option.
{Glossary begins on next page.}

GLOSSARY
(a)    “Affiliate” shall have the meaning given to such term in the Plan.
(b)    “Cause” shall have the meaning given to such term in the Plan.
(c)    “Company” means One Energy Enterprises Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only One Energy Enterprises Inc.
(d)    “Service” means your employment or other service relationship with the Company.
(e)    “Shares” mean the shares of Common Stock underlying the Options.
(f)    “Stock Option Notice” means the written notice evidencing the award of the Options that correlates with and makes up a part of this Agreement.
(g)    “Total and Permanent Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator may require such proof of Total and Permanent Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether you are totally and permanently disabled will be final and binding on all parties concerned.
(h)    “You” or “Your” means the recipient of the award of Options as reflected on the Stock Option Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative, or beneficiary to whom the Options may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

Grant No.:_____
ONE ENERGY ENTERPRISES INC.
INCENTIVE STOCK OPTION NOTICE
This Notice evidences the award of stock options (each, an “Option” or collectively, the “Options”) that have been granted to you, [Name of Optionee], subject to and conditioned upon your agreement to the terms of the attached Incentive Stock Option Agreement (the “Agreement”). The Options entitle you to purchase shares of Class A Common Stock, par value $0.0001 per share (“Common Stock”), of One Energy Enterprises Inc., a Delaware corporation (the “Company”), under the One Energy Enterprises Inc. 2023 Stock Incentive Plan (the “Plan”). The number of shares you may purchase and the exercise price at which you may purchase them are specified below. This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein.
Grant Date:    [GRANT DATE]
Number of Shares: [NUMBER]
Exercise Price: [$_____] per share
Expiration Date: The Options expire at 5:00 p.m. Eastern Time on the last business day coincident with or prior to the 10th anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.
Exercisability Schedule: Subject to the terms and conditions described in the Agreement, 100% of the Options shall be exercisable as of the Grant Date.

ONE ENERGY ENTERPRISES INC.

By:
Date:
I acknowledge that I have carefully read the attached Agreement and the Plan and agree to be bound by all of the provisions set forth in these documents.

Enclosures:	Incentive Stock Option Agreement One Energy Enterprises Inc. 2023 Stock Incentive Plan Exercise Form	OPTIONEE

Date:

INCENTIVE STOCK OPTION AGREEMENT
UNDER THE
ONE ENERGY ENTERPRISES INC. 2023 STOCK INCENTIVE PLAN
1.    Terminology. Capitalized terms used in this Agreement are defined in the correlating Stock Option Notice and/or the Glossary at the end of the Agreement. Capitalized terms used in this Agreement and not otherwise defined shall have the definitions attributed to them in the Plan.
2.    Exercise of Options.
(a)    Exercisability. The Options will become exercisable in accordance with the Exercisability Schedule set forth in the Stock Option Notice, so long as you are in the Service of the Company from the Grant Date through the applicable exercisability dates. None of the Options will become exercisable after your Service with the Company ceases, unless the Stock Option Notice provides otherwise with respect to exercisability that arises as a result of your cessation of Service.
(b)    Right to Exercise. You may exercise the Options, to the extent exercisable, at any time on or before 5:00 p.m. Eastern Time on the Expiration Date or the earlier termination of the Options, unless otherwise provided under applicable law. Section 3 below describes certain limitations on exercise of the Options that apply in the event of your death, Total and Permanent Disability, or termination of Service. The Options may be exercised only in multiples of whole Shares and may not be exercised at any one time as to fewer than one hundred (100) Shares (or such lesser number of Shares as to which the Options are then exercisable) unless otherwise agreed to by the Administrator. No fractional Shares will be issued under the Options.
(c)    Exercise Procedure. In order to exercise the Options, you must provide the following items to the Secretary of the Company or his or her delegate before the expiration or termination of the Options:
(i)notice, in such manner and form as the Administrator may require from time to time, specifying the number of Shares to be purchased under the Options;
(ii)full payment of the Exercise Price for the Shares or properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 2(d) of this Agreement; and
(iii)an executed copy of any other agreements requested by the Administrator pursuant to Section 2(e) of this Agreement, including, without limitation, a voting agreement.
An exercise will not be effective until the Secretary of the Company or his or her delegate receives all of the foregoing items, and such exercise otherwise is permitted under and complies with all applicable federal, state, and foreign securities laws.

(d)    Method of Payment. You may pay the Exercise Price by:
(i)    delivery of cash, certified or cashier’s check drawn on a U.S. bank, money order, or other cash equivalent acceptable to the Administrator in its discretion;
(ii)    a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm approved by the Administrator;
(iii)    subject to such limits as the Administrator may impose from time to time, tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price, provided that tender of such shares will not result in the Company having to record a charge to earnings under United States generally accepted accounting principles then applicable to the Company;
(iv)    any other method approved by the Administrator; or
(v)    any combination of the foregoing.
(e)    Agreement to Execute Other Agreements. You agree to execute, as a condition precedent to the exercise of the Options and at any time thereafter, any and all agreements as may be requested by the Administrator, including, without limitation, a stock restriction agreement, shareholders’ agreement, voting agreement, and right of first refusal and co-sale agreement.
(f)    Issuance of Shares upon Exercise. As soon as practicable after exercise of the Options, the Company will deliver a share certificate to you, or deliver Shares electronically or in certificate form to your designated broker on your behalf, for the Shares issued upon exercise. Any share certificates delivered will, unless the Shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such Shares and referencing any applicable agreement described in Section 2(e).
3.    Termination of Service.
(a)    Termination of Unexercisable Options. If your Service with the Company ceases for any reason, the Options that are then unexercisable, after giving effect to the exercise acceleration provisions set forth on the Stock Option Notice, if any, will terminate immediately upon such cessation.
(b)    Exercise Period Following Termination of Service. If your Service with the Company ceases for any reason other than discharge for Cause, the Options that are then exercisable, after giving effect to the exercise acceleration provisions set forth on the Stock Option Notice, if any, will terminate upon the earliest of:
(i)    the expiration of ninety (90) days following such cessation, if your Service ceases on account of (1) your termination by the Company other than a discharge for Cause or (2) your voluntary termination other than for Total and Permanent Disability or death;
(ii)    the expiration of twelve (12) months following such cessation, if your Service ceases on account of your Total and Permanent Disability or death;

(iii)    the expiration of twelve (12) months following your death, if your death occurs during the periods described in clauses (i) or (ii) of this Section 3(b), as applicable; or
(iv)    the Expiration Date.
In the event of your death, the exercisable Options may be exercised by your executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution.
(c)    Misconduct. The Options will terminate in their entirety, regardless of whether the Options are then exercisable, immediately upon your discharge from Service for Cause, or upon your commission of any of the following acts during the exercise period following your termination of Service: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) your breach of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by you for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.
(d)    Changes in Status. If you cease to be a “common law employee” of the Company but you continue to provide bona fide services to the Company following such cessation in a different capacity, including without limitation as a director, consultant, or independent contractor, then a termination of Service shall not be deemed to have occurred for purposes of this Section 3 upon such change in capacity. Notwithstanding the foregoing, the Options shall not be treated as incentive stock options within the meaning of Code section 422 with respect to any exercise that occurs more than three months after such cessation of the common law employee relationship (except as otherwise permitted under Code section 421 or 422). In the event that your Service is with a business, trade, or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3 upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.
4.    Market Stand-Off Agreement. You agree that following the effective date of a registration statement of the Company filed under the Securities Act of 1933, you, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge, or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge, or disposition, or to enter into any such transaction, swap, hedge, or other arrangement, in each case during the seven days prior to and the 180 days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, you agree to execute any further letters, agreements, and/or other documents requested by the Company or its underwriters that are consistent with the terms of this Section 4. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.
5.    Nontransferability of Options. These Options are nontransferable otherwise than by will or the laws of descent and distribution and during your lifetime, the Options may be exercised only by you or, during the period you are under a legal disability, by your guardian or legal representative. Except as provided above, the Options may not be assigned, transferred, pledged, hypothecated, or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process.
6.    Qualified Nature of the Options.
(a)    General Status. The Options are intended to qualify as incentive stock option within the meaning of Code section 422 (“Incentive Stock Option”), to the fullest extent permitted by Code section 422, and this Agreement shall be so construed. The Company, however, does not warrant any particular tax consequences of the Options. Code section 422 provides limitations, not set forth in this Agreement, respecting the treatment of the Options as Incentive Stock Options. You should consult with your personal tax advisors in this regard.
(b)    Code Section 422(d) Limitation. Pursuant to Code section 422(d), the aggregate fair market value (determined as of the Grant Date) of shares of Common Stock with respect to which all Incentive Stock Options first become exercisable by you in any calendar year under the Plan or any other plan of the Company (and its parent and subsidiary corporations, within the meaning of Code section 424(e) and (f), as may exist from time to time) may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate fair market value exceeds $100,000 or other applicable amount in any calendar year, such stock options will be treated as nonstatutory stock options with respect to the amount of aggregate fair market value thereof that exceeds the Code section 422(d) limit. For this purpose, the Incentive Stock Options will be taken into account in the order in which they were granted. In such case, the Company may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of Incentive Stock Options and the shares of Common Stock that are to be treated as stock acquired pursuant to nonstatutory stock options by issuing separate certificates for such shares and identifying the certificates as such in the stock transfer records of the Company.
(c)    Significant Stockholders. Notwithstanding anything in this Agreement or the Stock Option Notice to the contrary, if you own, directly or indirectly through attribution, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries (within the meaning of Code section 424(f)) on the Grant Date, then the Exercise Price is the greater of (a) the Exercise Price stated on the Stock Option Notice or (b) 110% of the Fair Market Value of the Common Stock on the Grant Date, and the Expiration Date is the last business day prior to the fifth anniversary of the Grant Date.
7.    Withholding of Taxes. At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due to you and otherwise agree to make adequate provision for foreign, federal, state, and local taxes required by law to be withheld, if any, which arise in connection with the Options (including upon a disqualifying disposition within the meaning of Code section 421(b)). The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Shares.
The Administrator may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value equal to the amount necessary to satisfy the statutory minimum withholding amount due.
8.    Adjustments. The Administrator may make various adjustments to your Options, including adjustments to the number and type of securities subject to the Options and the Exercise Price, in accordance with the terms of the Plan. In the event of any transaction resulting in a Change in Control of the Company, (i) such Options may be terminated, and in such case you will be permitted, immediately before the Change in Control, to exercise or convert all such Options or you will receive Fair Market Value for any such Options as provided in the Plan or (ii) provision may be made in connection with the transaction for the continuation or assumption of such Options by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof.
9.    Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement will alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between you and the Company, or as a contractual right for you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without Cause or notice and whether or not such discharge results in the failure of any of the Options to become exercisable or any other adverse effect on your interests under the Plan.
10.    No Rights as a Stockholder. You shall not have any of the rights of a stockholder with respect to the Shares until such Shares have been issued to you upon the due exercise of the Options. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such Shares are issued.
11.    The Company’s Rights. The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
12.    Entire Agreement. This Agreement, together with the correlating Stock Option Notice and the Plan, contain the entire agreement between you and the Company with respect to the Option. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options shall be void and ineffective for all purposes.
13.    Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by you and the Company.
14.    Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to you with this Agreement.
15.    Section 409A Compliance. Notwithstanding any provision in the Plan or this Agreement to the contrary, the Administrator may, at any time and without your consent, modify the terms of the Option as it determines appropriate to avoid the imposition of interest or penalties under Section 409A of the Code; provided, that the Plan Administrator makes no representations that the Option shall be exempt from or comply with Section 409A of the Code or any similar state statute or regulation and makes no undertaking to preclude Section 409A of the Code or any similar state statute or regulation from applying to the Option.

{Glossary begins on next page}

GLOSSARY
(a)    “Affiliate” shall have the meaning given to such term in the Plan.
(b)    “Cause” shall have the meaning given to such term in the Plan.
(c)    “Company” means One Energy Enterprises Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only One Energy Enterprises Inc.
(d)    “Service” means your employment or other service relationship with the Company.
(e)    “Shares” mean the shares of Common Stock underlying the Options.
(f)    “Stock Option Notice” means the written notice evidencing the award of the Options that correlates with and makes up a part of this Agreement.
(g)    “Total and Permanent Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator may require such proof of Total and Permanent Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether you are totally and permanently disabled will be final and binding on all parties concerned.
(h)    “You” or “Your” means the recipient of the award of Options as reflected on the Stock Option Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative, or beneficiary to whom the Options may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

Grant No.:_____
ONE ENERGY ENTERPRISES INC.
INCENTIVE STOCK OPTION NOTICE
This Notice evidences the award of stock options (each, an “Option” or collectively, the “Options”) that have been granted to you, [Name of Optionee], subject to and conditioned upon your agreement to the terms of the attached Incentive Stock Option Agreement (the “Agreement”). The Options entitle you to purchase shares of Class A Common Stock, par value $0.0001 per share (“Common Stock”), of One Energy Enterprises Inc., a Delaware corporation (the “Company”), under the One Energy Enterprises Inc. 2023 Stock Incentive Plan (the “Plan”). The number of shares you may purchase and the exercise price at which you may purchase them are specified below. This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein.
Grant Date:  [GRANT DATE]
Vesting Date:  [VESTING DATE]
Number of Shares:  [NUMBER]
Exercise Price:  [$_____] per share
Expiration Date: The Options expire at 5:00 p.m. Eastern Time on the last business day coincident with or prior to the 10th anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.
Exercisability Schedule: Subject to the terms and conditions described in the Agreement, 100% of the Options shall become exercisable upon the earliest to occur of the following:
(a)the three (3) year anniversary of the Vesting Date;
(b)immediately prior to a public offering of capital stock of the Company approved by the Board of Directors of the Company (the “Board”);
(c)immediately prior to a Board-approved acquisition, merger or other business combination involving a special purpose acquisition company that results in the Company or its successor being listed on a United States national securities exchange; or
(d)a Change in Control (as defined in the Plan).

ONE ENERGY ENTERPRISES INC.

By:
Date:
I acknowledge that I have carefully read the attached Agreement and the Plan and agree to be bound by all of the provisions set forth in these documents.

Enclosures:	Incentive Stock Option Agreement One Energy Enterprises Inc. 2023 Stock Incentive Plan Exercise Form	OPTIONEE

Date:

INCENTIVE STOCK OPTION AGREEMENT
UNDER THE
ONE ENERGY ENTERPRISES INC. 2023 STOCK INCENTIVE PLAN
1.    Terminology. Capitalized terms used in this Agreement are defined in the correlating Stock Option Notice and/or the Glossary at the end of the Agreement. Capitalized terms used in this Agreement and not otherwise defined shall have the definitions attributed to them in the Plan.
2.    Exercise of Options.
(a)    Exercisability. The Options will become exercisable in accordance with the Exercisability Schedule set forth in the Stock Option Notice, so long as you are in the Service of the Company from the Grant Date through the applicable exercisability dates. None of the Options will become exercisable after your Service with the Company ceases, unless the Stock Option Notice provides otherwise with respect to exercisability that arises as a result of your cessation of Service.
(b)    Right to Exercise. You may exercise the Options, to the extent exercisable, at any time on or before 5:00 p.m. Eastern Time on the Expiration Date or the earlier termination of the Options, unless otherwise provided under applicable law. Section 3 below describes certain limitations on exercise of the Options that apply in the event of your death, Total and Permanent Disability, or termination of Service. The Options may be exercised only in multiples of whole Shares and may not be exercised at any one time as to fewer than one hundred (100) Shares (or such lesser number of Shares as to which the Options are then exercisable) unless otherwise agreed to by the Administrator. No fractional Shares will be issued under the Options.
(c)    Exercise Procedure. In order to exercise the Options, you must provide the following items to the Secretary of the Company or his or her delegate before the expiration or termination of the Options:
(i)notice, in such manner and form as the Administrator may require from time to time, specifying the number of Shares to be purchased under the Options;
(ii)full payment of the Exercise Price for the Shares or properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 2(d) of this Agreement; and
(iii)an executed copy of any other agreements requested by the Administrator pursuant to Section 2(e) of this Agreement, including, without limitation, a voting agreement.
An exercise will not be effective until the Secretary of the Company or his or her delegate receives all of the foregoing items, and such exercise otherwise is permitted under and complies with all applicable federal, state, and foreign securities laws.

(d)    Method of Payment. You may pay the Exercise Price by:
(i)delivery of cash, certified or cashier’s check drawn on a U.S. bank, money order, or other cash equivalent acceptable to the Administrator in its discretion;
(ii)a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm approved by the Administrator;
(iii)subject to such limits as the Administrator may impose from time to time, tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price, provided that tender of such shares will not result in the Company having to record a charge to earnings under United States generally accepted accounting principles then applicable to the Company;
(iv)any other method approved by the Administrator; or
(v)any combination of the foregoing.
(e)    Agreement to Execute Other Agreements. You agree to execute, as a condition precedent to the exercise of the Options and at any time thereafter, any and all agreements as may be requested by the Administrator, including, without limitation, a stock restriction agreement, shareholders’ agreement, voting agreement, and right of first refusal and co-sale agreement.
(f)    Issuance of Shares upon Exercise. As soon as practicable after exercise of the Options, the Company will deliver a share certificate to you, or deliver Shares electronically or in certificate form to your designated broker on your behalf, for the Shares issued upon exercise. Any share certificates delivered will, unless the Shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such Shares and referencing any applicable agreement described in Section 2(e).
3.    Termination of Service.
(a)    Termination of Unexercisable Options. If your Service with the Company ceases for any reason, the Options that are then unexercisable, after giving effect to the exercise acceleration provisions set forth on the Stock Option Notice, if any, will terminate immediately upon such cessation.
(b)    Exercise Period Following Termination of Service. If your Service with the Company ceases for any reason other than discharge for Cause, the Options that are then exercisable, after giving effect to the exercise acceleration provisions set forth on the Stock Option Notice, if any, will terminate upon the earliest of:
(i)    the expiration of ninety (90) days following such cessation, if your Service ceases on account of (1) your termination by the Company other than a discharge for Cause or (2) your voluntary termination other than for Total and Permanent Disability or death;
(ii)    the expiration of twelve (12) months following such cessation, if your Service ceases on account of your Total and Permanent Disability or death;

(iii)    the expiration of twelve (12) months following your death, if your death occurs during the periods described in clauses (i) or (ii) of this Section 3(b), as applicable; or
(iv)    the Expiration Date.
In the event of your death, the exercisable Options may be exercised by your executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution.
(c)    Misconduct. The Options will terminate in their entirety, regardless of whether the Options are then exercisable, immediately upon your discharge from Service for Cause, or upon your commission of any of the following acts during the exercise period following your termination of Service: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) your breach of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by you for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.
(d)    Changes in Status. If you cease to be a “common law employee” of the Company but you continue to provide bona fide services to the Company following such cessation in a different capacity, including without limitation as a director, consultant, or independent contractor, then a termination of Service shall not be deemed to have occurred for purposes of this Section 3 upon such change in capacity. Notwithstanding the foregoing, the Options shall not be treated as incentive stock options within the meaning of Code section 422 with respect to any exercise that occurs more than three months after such cessation of the common law employee relationship (except as otherwise permitted under Code section 421 or 422). In the event that your Service is with a business, trade, or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3 upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.
4.    Market Stand-Off Agreement. You agree that following the effective date of a registration statement of the Company filed under the Securities Act of 1933, you, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge, or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge, or disposition, or to enter into any such transaction, swap, hedge, or other arrangement, in each case during the seven days prior to and the 180 days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, you agree to execute any further letters, agreements, and/or other documents requested by the Company or its underwriters that are consistent with the terms of this Section 4. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.
5.    Nontransferability of Options. These Options are nontransferable otherwise than by will or the laws of descent and distribution and during your lifetime, the Options may be exercised only by you or, during the period you are under a legal disability, by your guardian or legal representative. Except as provided above, the Options may not be assigned, transferred, pledged, hypothecated, or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process.
6.    Qualified Nature of the Options.
(a)    General Status. The Options are intended to qualify as incentive stock option within the meaning of Code section 422 (“Incentive Stock Option”), to the fullest extent permitted by Code section 422, and this Agreement shall be so construed. The Company, however, does not warrant any particular tax consequences of the Options. Code section 422 provides limitations, not set forth in this Agreement, respecting the treatment of the Options as Incentive Stock Options. You should consult with your personal tax advisors in this regard.
(b)    Code Section 422(d) Limitation. Pursuant to Code section 422(d), the aggregate fair market value (determined as of the Grant Date) of shares of Common Stock with respect to which all Incentive Stock Options first become exercisable by you in any calendar year under the Plan or any other plan of the Company (and its parent and subsidiary corporations, within the meaning of Code section 424(e) and (f), as may exist from time to time) may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate fair market value exceeds $100,000 or other applicable amount in any calendar year, such stock options will be treated as nonstatutory stock options with respect to the amount of aggregate fair market value thereof that exceeds the Code section 422(d) limit. For this purpose, the Incentive Stock Options will be taken into account in the order in which they were granted. In such case, the Company may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of Incentive Stock Options and the shares of Common Stock that are to be treated as stock acquired pursuant to nonstatutory stock options by issuing separate certificates for such shares and identifying the certificates as such in the stock transfer records of the Company.
(c)    Significant Stockholders. Notwithstanding anything in this Agreement or the Stock Option Notice to the contrary, if you own, directly or indirectly through attribution, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries (within the meaning of Code section 424(f)) on the Grant Date, then the Exercise Price is the greater of (a) the Exercise Price stated on the Stock Option Notice or (b) 110% of the Fair Market Value of the Common Stock on the Grant Date, and the Expiration Date is the last business day prior to the fifth anniversary of the Grant Date.
7.    Withholding of Taxes. At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due to you and otherwise agree to make adequate provision for foreign, federal, state, and local taxes required by law to be withheld, if any, which arise in connection with the Options (including upon a disqualifying disposition within the meaning of Code section 421(b)). The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Shares.
The Administrator may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value equal to the amount necessary to satisfy the statutory minimum withholding amount due.
8.    Adjustments. The Administrator may make various adjustments to your Options, including adjustments to the number and type of securities subject to the Options and the Exercise Price, in accordance with the terms of the Plan. In the event of any transaction resulting in a Change in Control of the Company, (i) such Options may be terminated, and in such case you will be permitted, immediately before the Change in Control, to exercise or convert all such Options or you will receive Fair Market Value for any such Options as provided in the Plan or (ii) provision may be made in connection with the transaction for the continuation or assumption of such Options by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof.
9.    Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement will alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between you and the Company, or as a contractual right for you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without Cause or notice and whether or not such discharge results in the failure of any of the Options to become exercisable or any other adverse effect on your interests under the Plan.
10.    No Rights as a Stockholder. You shall not have any of the rights of a stockholder with respect to the Shares until such Shares have been issued to you upon the due exercise of the Options. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such Shares are issued.
11.    The Company’s Rights. The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
12.    Entire Agreement. This Agreement, together with the correlating Stock Option Notice and the Plan, contain the entire agreement between you and the Company with respect to the Option. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options shall be void and ineffective for all purposes.
13.    Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by you and the Company.
14.    Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to you with this Agreement.
15.    Section 409A Compliance. Notwithstanding any provision in the Plan or this Agreement to the contrary, the Administrator may, at any time and without your consent, modify the terms of the Option as it determines appropriate to avoid the imposition of interest or penalties under Section 409A of the Code; provided, that the Plan Administrator makes no representations that the Option shall be exempt from or comply with Section 409A of the Code or any similar state statute or regulation and makes no undertaking to preclude Section 409A of the Code or any similar state statute or regulation from applying to the Option.

{Glossary begins on next page}

GLOSSARY
(a)    “Affiliate” shall have the meaning given to such term in the Plan.
(b)    “Cause” shall have the meaning given to such term in the Plan.
(c)    “Company” means One Energy Enterprises Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only One Energy Enterprises Inc.
(d)    “Service” means your employment or other service relationship with the Company.
(e)    “Shares” mean the shares of Common Stock underlying the Options.
(f)    “Stock Option Notice” means the written notice evidencing the award of the Options that correlates with and makes up a part of this Agreement.
(g)    “Total and Permanent Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator may require such proof of Total and Permanent Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether you are totally and permanently disabled will be final and binding on all parties concerned.
(h)    “You” or “Your” means the recipient of the award of Options as reflected on the Stock Option Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative, or beneficiary to whom the Options may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.